[Ort], Datum	[Ort], Datum

Horgen, 27/09/2010	Windisch

Unterschrift Schenker	Unterschrift Schenker

/s/ Heinz Scholz	/s/ Eric Herlyn
Heinz Scholz	Eric Herlyn

CONTRACT OF DONATION

I. Contracting parties

Donor:

Heinz Jürgen Klaus Scholz, Seegartenstrasse 45, 8810 Horgen (Switzerland)

Donee:

Erik Herlyn, Am Rain 11b, 5210 Windisch (Switzerland)

II. Preamble

I. The donor is the owner of 21,452,250 shares of the company Manas Petroleum Corporation in Nevada (USA). The donee is member of the management since 2007. The 2 February 2009, he has been nominated the CEO of the of the company. In recognition of his outstanding achievements working for the corporation and with regard to his nomination as the company's CEO, the donor would like to donate 500,000 shares of the Manas Petroleum Corporation to him.

III. Subject matter of the contract

The subject of the donation comprises the following share certificates:

I. At present, the shares are in possession of the donor. They will be transferred towards the donee during the next "transfer period".

*III. Execution**

I. The donation is considered being executed as soon as the donor is handing over the share certificate of 500,000 shares in the Manas Petroleum Corporation towards the donee.

II. The transfer of ownership is realised during the next "transfer period".

III. The place of the handing over is the donor's office in Seegartenstrasse 45, 8810 Horgen (Switzerland).

IV. Before the day of the transfer of ownership, the donor is taking care of the conditions in favour of a legal transfer of the shares to be accomplished, e.g. the administration's approval with regard to the transfer and endorsement of the certificates.

IV. Conditions

I. The donee is obliged to arrange on his own the entry into the share register.

V. Guarantee

I. The donor is guaranteeing that the shares are part of his free and carefree properties.

VI. Final clauses

I. The capital transfer tax is paid by the donee.

II. The donee declares to accept the donation, and he is committing himself to fulfil the conditions stated.

III. Modifications and supplementations with regard to this contract of donation are to be held in writing.

IV. The sole place of jurisdiction for all disputes arising from this contract is Zug (Switzerland).

[Place], date	[Place], date
Horgen, 27 September 2010	Windisch
Signature of donor	Signature of donee
<<Signature, illegible>>	<<Signature, illegible>>

Remark of translator:

* erroneous enumeration in original document reproduced (should be IV.)

TO WHOM IT MAY CONCERN
========================

I, the undersigned, Alexander Friedrich Roland Otth, born June 2, 1956, residing at Rainstrasse 354, CH-8706 Feldmeilen, Swiss citizen of Meilen, Certificated Translator DOZ, and having a thorough knowledge of the German and English languages do hereby certify that the English texts attached hereto are true and correct translations of the German original documents.

Feldmeilen, 10 January 2011

ALEXANDER F.R. OTTH
Dipl. Übersetzer DOZ – Traducteur dipl.
Expert Translator – Traduttore dipl.
Rainstr.354, CH-8706 Feldmeilen
Tel. 01 923 17 62 Telex 875 103 otth ch

Official Certification

Seen for authentication of the above signature, acknowledged in our presence by Mr. Alexander Otth, born in 1956, Swiss citizen of Meilen ZH, residing at Rainstrasse 354, 8706 Feldmeilen, who is personally known to us.

Meilen, 10 January 2011

BK No. 18

Fee: Fr. 20.--

NOTARIAT MEILEN * Kanton Zürich *

The Office of the Notary public

Thomas Schmid, Notar-Stv.

SCHENKUNGSVERTRAG

I. Vertragsparteien

Schenker:

Heinz Jürgen Klaus Scholz, Seegartenstrasse 45, 8810 Horgen

Beschenkter:

Erik Herlyn, Am Rain 11b, 5210 Windisch

II. Präambel

I. Der Schenker ist Eigentümer von 21,452,250 Aktien der Firma Manas Petroleum Corporation, Nevada. Der Beschenkte, ist seit dem Jahr 2007 Mitglied der Geschäftsleitung und wurde am 02. Februar 2009 zum CEO der Gesellschaft ernannt. Als Anerkennung für seine ausgezeichneten Leistungen im Dienste der Firma und hinsichtlich seiner Ernennung zum CEO der Firma, möchte ihm der Schenker 500'000 Aktien der Manas Petroleum Corporation schenken.

III. Vertragsgegenstand

Schenkungsobjekt bilden die folgenden Aktienzertifikate:

I. Die Titel befinden sich zurzeit im Besitz von dem Schenker und werden bei der nächsten „Transfer Periode" an den beschenkten übertragen.

III. Vollzug

I. Die Schenkung gilt als vollzogen, sobald der Schenker ein Aktienzertifikat über 500'000 Manas Petroleum Corporation Aktien an den beschenkten übergibt.

II. Die Eigentumsübertragung erfolgt innerhalb der nächsten „Transfer Periode".

III. Übergabe Ort ist das Büro des Schenkers an der Seegartenstrasse 45, 8810 Horgen.

IV. Auf den Tag der Eigentumsübertragung hin sorgt der Schenker dafür, dass alle Voraussetzungen für einen rechtlich gültigen Übergang der Titel erfüllt sind, wie namentlich die Zustimmung der Verwaltung zur Übertragung und Indossierung der Zertifikate.

IV. Auflagen

I. Der Beschenkte hat die Pflicht sich um die nötigen Eintragungen beim Aktienregister sich selbst zu kümmern.

V. Gewährleistung

I. Der Schenker leistet Gewähr dafür, dass die Aktientitel in seinem freien und unbeschwerten Eigentum stehen.

VI. Schlussbestimmungen

I. Die Schenkungssteuer wird vom beschenkten getragen.